SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):April 16, 2004
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                             WARRANTECH CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                        0-13084               13-3178732
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

2220 Highway 121, Suite 100, Bedford, Texas                          76021
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 (Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: 800-544-9510

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ITEM 5. OTHER EVENTS.

On April 16, 2004, Warrantech Corporation (the "Company") issued a press release announcing that a previously disclosed review of the Company's financial statements by the Division of Corporation Finance of the Securities and Exchange Commission (SEC) is nearing completion. Following consultation with the SEC Staff, Warrantech will be implementing the revenue recognition treatment prescribed under FASB TB 90-1. The Company will reflect this change in accounting treatment in its Form 10-K to be filed before June 30, 2004 for its current fiscal year ended March 31, 2004 and its financial statements for the preceding three years and the earlier quarters of 2004.

      A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      This information and Exhibit 99.1 hereto are being furnished, and shall not be deemed to be `filed," with the SEC. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

ITEM 7. FINANCIAL EXHIBITS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits

            99.1  Press Release of Warrantech Corporation dated April 16, 2004.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WARRANTECH CORPORATION
                                            (Registrant)

Date:  April 16, 2004                   By: /s/ Richard F. Gavino
                                           -------------------------------------
                                           Richard F. Gavino
                                           Executive Vice President and
                                           Chief Financial Officer


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                                  EXHIBIT INDEX

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EXHIBIT #                           DESCRIPTION                           PAGE #
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  99.1      Press Release of Warrantech Corporation dated April 16, 2004     4
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